Income Taxes (Details) - Schedule of reconciliation of the statutory federal income tax rate (benefit)	7 Months Ended
Dec. 31, 2020
Schedule of reconciliation of the statutory federal income tax rate (benefit) [Abstract]
Statutory Federal income tax rate	21.00%
Change in fair value of derivative warrant liabilities	(20.00%)
Financing cost on derivative warrant liabilities	(0.60%)
Change in Valuation Allowance	(0.40%)
Effective tax rate	0.00%